JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

“Forward-looking” statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company’s Securities and Exchange Commission filings.

JDS Uniphase

Is There a Bandwidth Glut?

"Saying there is a glut of bandwidth
because there is a lot of fiber
is like saying there is
a glut of microprocessors
because there is a lot of sand."

Dr. Robert Metcalfe,
Inventor of the Ethernet Networking Protocol

Is There a Bandwidth Glut?

"Depends where you look."


Access
Metro
Long Haul
Submarine

JDS Uniphase

Business Bandwidth Use Growing Today ...



λ_1 Video
λ_2 Data Services
λ_3 Video
λ_4 Data Services
ONU
Hub
CUSTOMERS
INFORMATION
TECHNOLOGY
ENGINEERING

JDS Uniphase

… And Will Grow Even More in the Future



λ_1 Entertainment
λ_2 Data Services
ONU
Hub
CHILD'S ROOM
HOME OFFICE
FAMILY ROOM

JDS Uniphase

New Technologies Require More Capacity



2003
2001
1996
Wireless Web
VOD
eCinema
Rich email
Internet Games
Voice
Text email
Fax
50k
100k
1MB
100MB
1GB
100GB

Capacity Requirements

Source: Williams Communications

JDS Uniphase

Traffic Continues to Grow


Historical and Forecasted Traffic Growth
TB/Month
10,000,000,000
1,000,000,000
100,000,000
10,000,000
1,000,000
100,000
10,000
1,000
100
10
1
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Data

Source: FCC, Dell Oro, AT&T Research, RHK, Merrill Lynch Research

JDS Uniphase

Fiberoptics Enable Bandwidth Expansion


Fiber Amplifiers
WDM

JDS Uniphase

End-to-End Product Portfolio



JDS Uniphase

Broad and Deep New Product Development

- Transmission
- Amplification
- Bandwidth management

Spending >$50 million per quarter





Transponder Products


10 Gb/s Tx/Rx


10 Gb/s MSA Transponder
SR/IR/LR TDM & DWDM


10 Gb/s Small Form
Factor MSA Transponder


10 Gb/s 4-Channel
Tunable Transponder

OC-48 → **OC-192**

OC-48 MSA Discrete Modules


2.5Gb/s TDM Tx


2.5Gb/s DWDM Tx


2.5Gb/s APD Rx

OC-48 MSA Transponders


2.5Gb/s TDM XPDR


2.5Gb/s DWDM XPDR


10 Gb/s LR 1/4 Band
Tunable Transponder

JDS Uniphase

Full Spectrum Amplification


Raman Pump Sources
Raman Amplifier
SOA
SOA
SOA
SOA
SOA
Semiconductor Optical Amplifier
1.3 um Pr
C + L Band Erbium
Doped Fiber Amplifier
850
1280-1325
1350-1450
1530-1565-1625
nm

JDS Uniphase

Network Adaptive Amplifier Platform


WDM
EDFA
DYNAMIC GAIN EQUALIZATION
EDFA
RAMAN PUMP SOURCE
WAVELENGTH MONITOR

- Lower noise amplification
- Increased reach
- Responds to system dynamics

Tunable Lasers and Transceivers



through channel
drop
add
tunable filters
tunable lasers
JDS Uniphase

Tunable Dispersion Compensation


EDFA
Broadband Dispersion Compensation
Tunable Dispersion Compensator
SOA Preamp
Rx
Tunable Dispersion Compensator
EDFA Preamp
Rx

Dynamic Gain Equalizer

- Provides controlled attenuation across the C or L band to compensate for power imbalance in optical fiber links
- Attenuation range: >10dB



JDS Uniphase
DGE-B-C
Dynamic Gain Equalizer

Input



Power
0
0.2
0.4
0.6
0.8
1
1
4
7
10
13
16
19
22
25
28
31
Channel

Output



Power
0
0.2
0.4
0.6
0.8
1
1
4
7
10
13
16
19
22
25
28
31
Channel

JDS Uniphase

Polarization Mode Dispersion Compensation



Polarization Controller

The figure to the right illustrates the effect of PMD on optical pulses. The dashed pulse is launched into a fiber. The blue pulse has traveled through the fiber and become distorted by PMD. The red pulse has been reconstructed by the PMD compensator.

The corresponding eye diagrams are shown below.


Optical Pulses
optical power
time


Eye Diagram WITHOUT PMD Compensation


Eye Diagram WITH PMD Compensation

Why Modules?


JDS Uniphase
OC-192 Transceiver
Extended Reach (DWDM)
OTPDR2001-ER-XX

- Improved performance
  - Size
  - Heat
  - Speed
  - Intelligence
- Allows for a smaller customer engineering staff
  - decreased test and qualification
  - design outsourced to module supplier
- Faster time to market
  - no component integration at customer level

More Cost Effective

Transmission Modules


Laser
Modulator
Wavelocker
JDS Uniphase
OC-192 Transceiver
Extended Reach (DWDM)
OTPDR2001-ER-XX
Detectors
Electronics

JDS Uniphase

Transceiver Module Trend


Power Consumption & Size
Traditional Telecom TX Card
4.5”x3.5”x0.5”
15W
MSA
3”x1.6”x0.6”
6W
?
Time

JDS Uniphase

Integrated Module Platform


Monitor photodiodes
Tunable lasers
Wavelockers
VOAs/Modulators
Semiconductor optical amplifier
Silica waveguide layers
Silicon

JDS Uniphase

Enhance Systems Understanding for Better Module Design


80 channel L+ C band @ 10 or 40 Gb/s
1000 km Fiber


Metro Core
DWDM Ring
Access Ring

Long/Ultra-Long Haul and Metro Test Beds

Global Realignment Program

JDS Uniphase

Re-engineering JDS Uniphase



Closing and Consolidating Operations
45
40
35
30
25
20
15
10
5
0
41
30
24
4/2001
9/2001
12/2001

JDS Uniphase

Re-engineering JDS Uniphase


6.3 million square feet

JDS Uniphase

Re-engineering JDS Uniphase


4.4 million square feet

JDS Uniphase

Re-engineering JDS Uniphase

Reducing Global Workforce

- February, 2001—29,000 employees
- June, 2001—20,000 employees
- November, 2001—13,000 employees



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
February
June
November

JDS Uniphase

Global Realignment Program

($Millions)	Incurred to Date	To Come	Total
Costs	800	100-150	900-950
Annual Savings Rate	600	200	800

JDS Uniphase

Expanding Low-Cost Manufacturing





- 320,000 sq.ft. facility in Shenzhen, China
- ISO 9001 certified
- Oracle ERP platform

Focus on Manufacturing Efficiencies



Lithium Niobate Wafers
Average Yield Improvement 12/1/00 to Present
100%
95%
90%
85%
Average Yield, %
Root cause of failures: incoming wafers
Improvements made to wafer furnace design
JDSU-vendor collaboration improves wafer characteristics
Phase 1
Phase 2
Phase 3
Time Period

	Phase 2	Phase 3	Total Improvement
Defects/Million	172,000	4,811	35 X
Wafer Yield Losses	>160	< 10	16 X

JDS Uniphase

JDS Uniphase and Adept Alliance


adept

Modular Design Approach to Manufacturing



Sample Project: Amplifiers
GBLK
DGE
GBLK
OPM
Controller



GAIN BLOCKS



DYNAMIC GAIN EQUALIZERS



OPTICAL PERFORMANCE MONITORS



TUNABLE DISPERSION COMPENSATORS

JDS Uniphase

Leveraging IT Investments

Customer Service

Supply Chain Management

Finance

Order Management

San Jose, CA
Santa Rosa, CA
Hartford, CT
Norwood, MA
Melbourne, FL
Research Triangle Park, NC
West Trenton, NJ

Columbus, OH
Horsham, PA
Sydney, Australia
Ottawa, Canada
Toronto, Canada

ou, China
henzen, China
Torquay, England
Waghausel-Kirrlac, Germany
Eindhoven, The Netherlands

JDS Uniphase

Renewed Focus on Operational Excellence


Business Unit Focus
Demand Scheduling
Mfg Planning
Production
Shipping
Global Common Processes
Quotation
Order Entry
Billing

JDS Uniphase

Sized to Respond

- Sized to break-even at $350M quarterly sales
- 20% surge capacity with overtime
- Potential to >double capacity with 2nd/3rd shifts

Significant Improvement in Operating Leverage









JDS Uniphase

Cash Flow from Operations


$160
$140
$120
$100
$80
$60
$40
$20
$0
$Millions
Q1 FY01
Q2 FY01
Q3 FY01[1]
Q4 FY01
Q1 FY02

[1] Excludes $301 million in SDL acquisition costs charged as compensation

JDS Uniphase

Cash



$2,000
$1,500
$1,000
$500
$0
$Millions
Q1 FY01
Q2 FY01
Q3 FY01
Q4 FY01
Q1 FY02

JDS Uniphase

End-to-End Product Portfolio


JDS Uniphase
9816E1179
Made in USA

JDS Uniphase

Value Proposition to Customers



Product Breadth
Financial Strength
Operational Excellence

JDS Uniphase

JDS Uniphase